AMERICAN CENTURY INVESTMENTS

                              Prospectus Supplement
                               Dated June 1, 1998

The  following   disclosure  is  added  to  the  prospectus  under  the  heading
"Management" following the subsection "Transfer and Administrative Services."

YEAR 2000 ISSUES

    Many of the world's computer systems currently cannot properly recognize or process date-sensitive information relating to the Year 2000 and beyond. Each fund and the manager depend upon the computer systems of various service providers, including the transfer agent, for their day-to-day operations. Inadequate remediation of the Year 2000 problem by these service providers and others with whom they interact could have an adverse effect on a fund's operations, including pricing, securities trading and settlement, and the provision of shareholder services.

    The transfer agent, in cooperation with the manager, has assembled a team of information technology professionals who are taking steps to address Year 2000 issues with respect to its own computers and to obtain satisfactory assurances that comparable steps are being taken by each fund's and the manager's other major service providers and vendors. The key phases of the remediation plan include: an inventory of all internal systems, vendor products and services and data providers (substantially completed in 1997); an assessment of all systems for date reliance and the impact of the century rollover on each (substantially completed with respect to critical systems in early 1998); and the renovation and testing of affected systems (targeted for completion with respect to critical systems by the end of 1998). The manager will pay for the remediation effort with revenues from its management fee, so that a fund will not directly bear any of the cost.

    In light of these remediation efforts, a fund does not anticipate a material adverse impact on its business, operations or financial condition relating to Year 2000 issues. However, there can be no assurance that the remediation plan will be sufficient and timely or that interaction with other noncomplying computer systems will not have a material adverse effect on a fund's business, operations or financial condition.

    In addition, companies in which a fund invests may have Year 2000 computer problems. The value of their securities could go down if they do not fix their problems in time or if fixing them is very expensive. Before making an investment decision about a company, the manager asks it about its Year 2000 readiness. However, the manager cannot be sure that the information it receives is complete and accurate, and there is no guarantee that portfolio companies' Year 2000 problems will not hurt a fund's performance.

                                                 [american century logo(reg.sm)]
                                                            American
                                                         Century(reg.tm)

                                                                 P.O. Box 419200
                                                           Kansas City, Missouri
                                                                      64141-6200
                                                  1-800-345-2021 or 816-531-5575

SH-SPL-12642 9805